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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 22, 2000
                                                        -----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-13793                   06-1504091
      --------                       -------                   ----------
(State or other Jurisdiction of    (Commission               (IRS Employer
incorporation or organization)     File Number)              Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






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ITEM 5.  OTHER EVENTS.
         -------------

      On February 22, 2000, Northeast Pennsylvania Financial Corp. (the "Company"), issued a press release which announced that it had completed its repurchase of 5% of the Company's outstanding shares and that it would immediately commence the repurchase of an additional 551,065 of its outstanding shares.

      A press release announcing the stock repurchase is attached as Exhibit
99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated February 22, 2000.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 23, 2000               By: /s/ E. Lee Beard
                                           -------------------------------------
                                           E. Lee Beard
                                           President and Chief Executive Officer



Dated: February 23, 2000               By: /s/ Patrick J. Owens, Jr.
                                           -------------------------------------
                                           Patrick J. Owens, Jr.
                                           Senior Vice President






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